                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           -------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): DECEMBER 16, 1996


                      HOME IMPROVEMENT LOAN TRUST 1996-B
                      ----------------------------------
            (Exact name of registrant as specified in its charter)



        MINNESOTA                   33-55853                41-6409977
 ----------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
   of incorporation)                file numbers)       identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
 -----------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                          ---------------


                                NOT APPLICABLE
  --------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

       ITEM 5.     OTHER EVENTS.
                   ------------

                   Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on December 16, 1996, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

       ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
                   ---------------------------------

                   (c)  Exhibits.

                        The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                        Exhibit No.        Description
                        -----------        -----------

                            99.1           Monthly Report delivered to
                                           Certificateholders on
                                           December 16, 1996.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 1996


                                    HOME IMPROVEMENT LOAN TRUST 1996-B

                                    By  GREEN TREE FINANCIAL CORPORATION
                                        as Servicer with respect to the Trust


                                    By: /s/ Phyllis A. Knight
                                        ----------------------------------
                                        Phyllis A. Knight
                                        Vice President and Treasurer

                               INDEX TO EXHIBITS




       EXHIBIT
       NUMBER                                                       PAGE
       ------                                                       ----
        99.1       Monthly Report delivered to Certificateholders    5
                   on December 16, 1996.
